LVIP JPMorgan Mid Cap Value RPM Fund

Supplement Dated October 8, 2014

to the Prospectus and Summary Prospectus

(dated May 1, 2014),

This Supplement updates certain information in the Fund’s Prospectus and Summary Prospectus. You may obtain copies of the Fund’s Prospectus and Summary Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.LincolnFinancial.com/lvip.

Please keep this Supplement with your Prospectus and other important records.

Revisions to the Summary Prospectus and Prospectus for LVIP JPMorgan Mid Cap Value RPM Fund (the “Fund”):

The first paragraph under the heading “Principal Investment Strategies” on page 2 and the second paragraph under the heading “Investment Objective and Principal Investment Strategies” on page 5 are hereby deleted in their entirety and replaced with the following:

The Fund, under normal circumstances, invests at least 80% of its assets in equity securities of medium-cap companies. The sub-adviser defines medium-cap companies as companies with market capitalizations equal to those within the universe of the Russell Midcap Value Index and/or between $1 billion and $20 billion at the time of purchase. As of the date of the last reconstitution of the Russell Midcap Value Index on June 27, 2014, the market capitalizations of the companies in the index ranged from $1.5 billion to $29.8 billion. In implementing its main strategies, the sub-adviser’s investments are primarily in common stocks and real estate investment trusts (REITS).